              --------------------------------------------------

                                GE CONTRA FUND

              --------------------------------------------------

                     SEMI-ANNUAL REPORT  |  MARCH 31, 2003



                                  [LOGO OF GE]

                                  GE PRIVATE
                         ASSET MANAGEMENT FUNDS, INC.

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

                              LETTER FROM THE CEO

Dear Shareholder,

We are pleased to provide the semi-annual report for the GE Contra Fund ("Fund") for the six months ended March 31, 2003. This letter summarizes what we believe to be the period's prevailing economic and market conditions and outlines our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Review

For the six-month period ended March 31, 2003, the Fund returned -15.22%. In comparison, the S&P 500 Index/i/ returned +5.01% for the same period. As described below, the value of an investment in the Fund is designed to increase during times when the U.S. Equity Benchmark (defined below) decreases in value and decrease when the U.S. Equity Benchmark increases in value. Consequently, the Fund had a negative return for the period because the U.S. Equity Benchmark had a positive return during the same period.

Investment Strategy

The Fund seeks to provide protection against declines in the value of the U.S. equity allocation of certain assets custodied with GE Financial Trust Company ("GE Financial") (the "U.S. Equity Benchmark"). This investment goal may be changed by the Board of Directors without shareholder approval. The Fund is a no-load, diversified investment portfolio of GE Private Asset Management Funds, Inc. (the "Company").

GE Financial analyzes various mutual funds and other direct securities held by certain of its clients (the "Custodied Funds"). GE Financial then performs a statistical analysis of the characteristics of these securities at an individual security and/or the portfolio level. Because mutual fund companies are not required to report their individual securities holdings to GE Financial, this analysis may include a review of historical security holdings of the mutual funds, as described in public documents.

Based on this analysis, GE Financial determines a composite portfolio -- which it calls the U.S. Equity Benchmark. It then instructs Credit Suisse Asset Management, LLC ("CSAM"), the Fund's sub-adviser, of the level and nature of the downside protection -- or "contra" holdings -- specifically designed to serve as a counterbalance for the U.S. Equity Benchmark. CSAM then uses a

    1 GE Private Asset Management Funds, Inc. | 2003 Semi-Annual Report to
                                 Shareholders
quantitative and qualitative investment process to select investments designed to provide protection against severe declines in the performance of the U.S. Equity Benchmark beyond predetermined levels. As a result, the value of your investment in the Fund generally may increase when the value of the U.S. Equity Benchmark declines beyond predetermined levels. Conversely, when the value of the U.S. Equity Benchmark increases, the value of your investment in the Fund generally will decrease.

Fund and Market Overview

Equity markets during the period were largely influenced by geopolitical events, primarily the conflict in Iraq, as well as by continued mixed domestic and global economic news that served to keep the stock markets within a fairly narrow trading range. While the full calendar year 2002 was the third consecutive year of negative returns for the major stock market indices, marking it as one of the biggest bear markets since the Great Depression, the fourth quarter experienced a significant but short-lived rally in equity prices. The S&P 500 Index returned -22.09% for all of 2002, but returned a +8.43% for the fourth quarter alone. The S&P 500 Index resumed its decline in the first quarter of 2003 with a return of -3.15% for the quarter.

During the first quarter of 2003, the Fund delivered a +10.13% return. During this period, the market remained within an intermediate range of + or -5%. The Fund sold June out-of-the-money puts and calls and used the proceeds to finance a put position. The Fund benefited from this position, which increased in value when the market declined. Although the Fund had strong performance during this second half of the reporting period, the Fund's earlier decline when the market rallied at the end of calendar year 2002 resulted in its overall negative return for the period.

At the beginning of 2003, an alternative hedging strategy was adopted for the Fund, specifically designed for the market conditions in place at the time. The initial cost of equity derivatives and other financial instruments used for downside protection has been high, while return expectations have moderated. Furthermore, we believe that after three years of negative returns, the risk of extreme negative returns -- those worse than -20% -- is less than in recent years. Consequently, we implemented a structure for the Fund that we currently believe provides protection against a declining equity market while simultaneously focuses on participation in a modest return environment.



    2 GE Private Asset Management Funds, Inc. | 2003 Semi-Annual Report to
                                 Shareholders

Fund and Market Outlook

Premiums for equity options are currently high relative to historical levels. However, given the current geopolitical situation, we feel that these valuations are fairly priced. We believe that these levels will remain steady until the outlook for economic growth improves and geopolitical risk subsides. In the current environment, the risks of a market move higher, versus lower, remain balanced, in our opinion.

Thank you for your investment in the GE Contra Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Bethann C. Roberts
Bethann C. Roberts
Chief Executive Officer, GE Financial Trust Company

April 10, 2003

The information provided in this letter by the Adviser is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2003, and are subject to change. Please refer to page 6 for a list and percentage breakdown of the Fund's holdings.


--------
/i/The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

    3 GE Private Asset Management Funds, Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE/(1)/



                      Net Asset Value
                    -------------------
                    Beginning    End     Income   Capital Gain    Total
Period Ended        of Period of Period Dividends Distributions Returns+*
---------------------------------------------------------------------------
3/31/03              $51.35    $16.42     $0.00      $18.61      (15.22)%++
---------------------------------------------------------------------------
9/30/02               50.35     51.35      0.00       16.93       95.70
---------------------------------------------------------------------------
9/30/01               10.86     50.35      0.13        0.01      366.57
---------------------------------------------------------------------------
9/30/00               22.65     10.86      0.66        0.00      (49.75)
---------------------------------------------------------------------------
12/7/98** - 9/30/99   30.00     22.65      0.00        0.00      (24.50)++
---------------------------------------------------------------------------
Total                                     $0.79      $35.55
---------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+* (UNAUDITED)

Six Months Ended 3/31/03++               (15.22)%
------------------------------------------------
Twelve Months Ended 3/31/03              200.86
------------------------------------------------
12/7/98** through 3/31/03                 28.38
------------------------------------------------

 CUMULATIVE TOTAL RETURN+* (UNAUDITED)

12/7/98** through 3/31/03                193.71%
-----------------------------------------------
(1) On December 18, 2000, the Fund's shares were adjusted to reflect a 1 for 3 reverse stock split.
 +  Assumes the reinvestment of all dividends and capital gain distributions.
 * The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
**  Commencement of operations.


    4 GE Private Asset Management Funds, Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                  Value of $10,000 Invested in Shares of the
                       GE Contra Fund vs. S&P 500 Index+

--------------------------------------------------------------------------------

                          December 1998 -- March 2003

               [CHART]

          GE Contra Fund   S&P 500 Index
          --------------   -------------
12/7/98      $10,000         $10,000
   9/99        7,550          10,537
   9/00        3,794          11,935
   9/03       17,703           7,118
   9/03       34,644           5,661
3/31/03       29,371           5,945


+Hypothetical illustration of $10,000 invested in shares of the Fund on December 7, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2003. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


    5 GE Private Asset Management Funds, Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                              MARCH 31, 2003



   FACE
  AMOUNT                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 27.8%
$29,250,000 U.S. Treasury Bills, 1.150% due 5/15/03+ (Cost -- $29,209,315) $ 29,209,315
---------------------------------------------------------------------------------------

 CONTRACTS                             SECURITY                               VALUE
---------------------------------------------------------------------------------------
PURCHASED OPTIONS -- 44.2%
      1,000 S&P 500 Index, Call @ 1,200, Expire 6/03                             10,000
      2,600 S&P 500 Index, Put @ 1,025, Expire 6/03                          46,475,000
---------------------------------------------------------------------------------------
            TOTAL PURCHASED OPTIONS
            (Cost -- $46,838,800)                                            46,485,000
---------------------------------------------------------------------------------------
            SUB-TOTAL INVESTMENTS
            (Cost -- $76,048,115)                                            75,694,315
---------------------------------------------------------------------------------------
   FACE
  AMOUNT                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 28.0%
$29,500,000 Federal Home Loan Mortgage Corp., Discount Notes,
             0.960% due 4/1/03+ (Cost -- $29,500,000)                        29,500,000
---------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $105,548,115*)                                        $105,194,315
---------------------------------------------------------------------------------------

+ All or a portion of the security has been segregated as collateral for open futures contracts commitments.
* Aggregate cost for Federal income tax purposes is substantially the same.

 SCHEDULE OF OPTIONS WRITTEN (UNAUDITED)                          MARCH 31, 2003

                                                          STRIKE
   CONTRACTS                                   EXPIRATION PRICE     VALUE
   --------------------------------------------------------------------------
     1,000   S&P 500 Index, Call                6/21/03    $950  $  (700,000)
     1,000   S&P 500 Index, Put                 6/21/03     850   (4,265,000)
   --------------------------------------------------------------------------
             TOTAL OPTIONS WRITTEN
             (Premiums received -- $7,994,000)                   $(4,965,000)
   --------------------------------------------------------------------------


                      See Notes to Financial Statements.



    6 GE Private Asset Management Funds, Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                  MARCH 31, 2003


ASSETS:
  Investments, at value (Cost -- $76,048,115)                                $ 75,694,315
  Short-term investments, at value (Cost -- $29,500,000)                       29,500,000
  Cash                                                                            408,262
  Receivable from broker -- variation margin                                      795,000
  Receivable for Fund shares sold                                                 423,933
-----------------------------------------------------------------------------------------
  Total Assets                                                                106,821,510
-----------------------------------------------------------------------------------------
LIABILITIES:
  Written options, at value (Premiums received -- $7,994,000) (Note 6)          4,965,000
  Management fee payable                                                          101,400
  Payable for Fund shares purchased                                                72,075
  Administration fee payable                                                       16,900
  Accrued expenses                                                                124,552
-----------------------------------------------------------------------------------------
  Total Liabilities                                                             5,279,927
-----------------------------------------------------------------------------------------
Total Net Assets                                                             $101,541,583
-----------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital stock                                                 $      6,184
  Capital paid in excess of par value                                         132,421,939
  Accumulated net investment loss                                                (658,704)
  Accumulated net realized loss from futures contracts and options            (31,443,936)
  Net unrealized appreciation of investments, futures contracts and options     1,216,100
-----------------------------------------------------------------------------------------
Total Net Assets                                                             $101,541,583
-----------------------------------------------------------------------------------------
Shares Outstanding                                                              6,183,525
-----------------------------------------------------------------------------------------
Net Asset Value, per share                                                         $16.42
-----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    7 GE Private Asset Management Funds, Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)

For the Six Months Ended March 31, 2003

    INVESTMENT INCOME:
      Interest                                               $     253,081
    ----------------------------------------------------------------------
    EXPENSES:
      Management fee (Note 2)                                      670,729
      Administration fee (Note 2)                                  111,737
      Insurance                                                     31,295
      Audit and legal                                               29,413
      Shareholder communications                                    25,848
      Registration fees                                             12,216
      Custody                                                        6,111
      Shareholder servicing fees                                     2,493
      Other                                                         21,943
    ----------------------------------------------------------------------
      Total Expenses                                               911,785
    ----------------------------------------------------------------------
    Net Investment Loss                                           (658,704)
    ----------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
    FUTURES CONTRACTS AND OPTIONS (NOTES 3, 5, AND 6):
      Realized Gain From:
       Futures contracts                                           602,917
       Options purchased                                        77,976,876
    ----------------------------------------------------------------------
      Net Realized Gain                                         78,579,793
    ----------------------------------------------------------------------
      Change in Net Unrealized Appreciation of Investments,
      Futures Contracts and Options:
       Beginning of period                                     110,561,854
       End of period                                             1,216,100
    ----------------------------------------------------------------------
      Decrease in Net Unrealized Appreciation                 (109,345,754)
    ----------------------------------------------------------------------
    Net Loss on Investments, Futures Contracts and Options     (30,765,961)
    ----------------------------------------------------------------------
    Decrease in Net Assets From Operations                   $ (31,424,665)
    ----------------------------------------------------------------------


                      See Notes to Financial Statements.


    8 GE Private Asset Management Funds, Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



For the Six Months Ended March 31, 2003 (unaudited) and the Year Ended September 30, 2002

                                                        2003          2002
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment loss                               $    (658,704) $   (898,699)
 Net realized gain                                    78,579,793    20,586,546
 Increase (decrease) in net unrealized
   appreciation                                     (109,345,754)   60,274,961
-------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Operations   (31,424,665)   79,962,808
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gains                                  (61,497,517)  (32,232,012)
-------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions
   to Shareholders                                   (61,497,517)  (32,232,012)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
 Net proceeds from sale of shares                     29,720,749    37,100,400
 Net asset value of shares issued for
   reinvestment of dividends                          61,497,517    32,232,012
 Cost of shares reacquired                           (62,636,593)  (45,188,095)
-------------------------------------------------------------------------------
 Increase in Net Assets From Fund Share
   Transactions                                       28,581,673    24,144,317
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                    (64,340,509)   71,875,113

NET ASSETS:
 Beginning of period*                                165,882,092    94,006,979
-------------------------------------------------------------------------------
 End of period*                                    $ 101,541,583  $165,882,092
-------------------------------------------------------------------------------
* Includes accumulated net investment loss of:         $(658,704)           --
-------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    9 GE Private Asset Management Funds, Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. Significant Accounting Policies

The GE Contra Fund ("Fund"), a separate investment fund of the GE Private Asset Management Funds, Inc. ("Series"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized gain amounting to $32,834,918 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and ( j ) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement, Administration Agreement and Other Transactions

GE Financial Trust Company ("Manager"), acts as the Fund's investment manager. The Fund pays the Manager a management fee calculated at an annual rate of 1.20% of the average daily net assets. This fee is calculated daily and paid monthly.


    10 GE Private Asset Management Funds, Inc. | 2003 Semi-Annual Report to
                                 Shareholders

Smith Barney Fund Management LLC, an indirect wholly-owned subsidiary of Citigroup Inc., acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets or a minimum of $50,000 depending upon which amount is greater. This fee is calculated daily and paid monthly.

The Manager has entered into a sub-advisory agreement with Credit Suisse Asset Management, LLC ("CSAM"). Pursuant to the sub-advisory agreement, the sub-adviser is responsible for the day-to-day portfolio operations and investment decisions of the Fund. The Manager pays CSAM a sub-advisory fee of 0.85% of the average daily net assets. This fee is calculated daily and paid monthly.

3. Investments

During the six months ended March 31, 2003, there was no security purchase or sale activity.

At March 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------------------------
Gross unrealized appreciation                                               --
Gross unrealized depreciation                                        $(353,800)
------------------------------------------------------------------------------
Net unrealized depreciation                                          $(353,800)
------------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of ) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities or cash equal to the initial margin amount are segregated by the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open,


    11 GE Private Asset Management Funds, Inc. | 2003 Semi-Annual Report to
                                 Shareholders
changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract.

The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2003, the Fund had the following open futures contracts:

                       # of                  Basis      Market     Unrealized
                     Contracts Expiration    Value      Value         Loss
  ----------------------------------------------------------------------------
  Contracts to Sell:
  S&P 500 Index         200       6/03    $40,890,900 $42,350,000 $(1,459,100)
  ----------------------------------------------------------------------------

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represents investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sales will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At March 31, 2003, the Fund held purchased call and put options with a total cost of $31,000 and $46,807,800, respectively.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing


    12 GE Private Asset Management Funds, Inc. | 2003 Semi-Annual Report to
                                 Shareholders
purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

The following written call option transactions occurred during the six months ended March 31, 2003:

                                                       Number of
                                                       Contracts  Premiums
    -----------------------------------------------------------------------
    Options written, outstanding at September 30, 2002      --           --
    Options written                                      2,000   $7,994,000
    -------------------------------------------------- --------- ----------
    Options written, outstanding at March 31, 2003       2,000   $7,994,000
    -------------------------------------------------- --------- ----------

7. Capital Shares

At March 31, 2003, the Series had 500,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of the Fund were as follows:

                                     Six Months Ended     Year Ended
                                      March 31, 2003  September 30, 2002
       -----------------------------------------------------------------
       Shares sold                       1,647,560         1,462,718
       Shares issued on reinvestment     5,456,745         1,749,838
       Shares reacquired                (4,151,514)       (1,848,933)
       -----------------------------------------------------------------
       Net Increase                      2,952,791         1,363,623
       -----------------------------------------------------------------


    13 GE Private Asset Management Funds, Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS


For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

GE CONTRA FUND/(1)/                  2003/(2)(3)/  2002/(3)/ 2001/(3)/ 2000/(3)/ 1999/(3)(4)/
----------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                    $51.35       $50.35   $10.86    $22.65      $30.00
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/(5)/      (0.11)       (0.31)   (0.09)     0.27        0.51
  Net realized and unrealized
   gain (loss)                          (16.21)       18.24    39.72    (11.40)      (7.86)
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations     (16.32)       17.93    39.63    (11.13)      (7.35)
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     --           --    (0.13)    (0.66)         --
  Net realized gains                    (18.61)      (16.93)   (0.01)       --          --
--------------------------------------------------------------------------------------------
Total Distributions                     (18.61)      (16.93)   (0.14)    (0.66)         --
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $16.42       $51.35   $50.35    $10.86      $22.65
--------------------------------------------------------------------------------------------
Total Return                            (15.22)%++    95.70%  366.57%   (49.75)%    (24.50)%++
--------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $101,542     $165,882  $94,007   $25,188     $28,593
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)(6)/                        1.64%+       1.72%    1.71%     1.50%       1.50%+
  Net investment income (loss)           (1.19)+      (1.14)   (0.39)     2.17        2.57+
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      0%           0%       0%        0%          0%
--------------------------------------------------------------------------------------------

(1) Effective December 18, 2000, per share amounts were restated to reflect a 1 for 3 reverse stock split.
(2) For the six months ended March 31, 2003 (unaudited).
(3) Per share amounts have been calculated using the monthly average shares method.
(4) For the period from December 7, 1998 (commencement of operations) to September 30, 1999.
(5) The manager has waived a portion of its fees for the year ended September 30, 2000 and the period from December 7, 1998 (commencement of operations) to September 30, 1999. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                              Per Share Decreases to   Expense Ratios
                              Net Investment Income  Without Fee Waiver
                              ---------------------- ------------------
         2000                         $0.02                 2.00%
         1999                          0.03                 2.02+

(6) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.75%. Prior to November 28, 2000, the voluntary expense limitation was 1.50%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


    14 GE Private Asset Management Funds, Inc. | 2003 Semi-Annual Report to
                                 Shareholders

  GE Private Asset Management Funds, Inc.




  This report is submitted for the general information of the shareholders of the GE Private Asset Management Funds, Inc. -- GE Contra Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

  DISTRIBUTOR
  GE Investment Distributors, Inc.
  201 Merritt 7
  P.O. Box 4800
  Norwalk, CT 06856-4800

  GE PRIVATE ASSET MANAGEMENT FUNDS, INC.
  2425 East Camelback Road
  Suite 530
  Phoenix, AZ 85016-4200






 GECONT 3/03                       03-4830